                                                                   Exhibit 10.15


                             CONFIDENTIAL TREATMENT


                     THE FOLLOWING IS A REDACTED VERSION OF
                      AMENDMENT NO. 2 TO THE OEM AGREEMENT
                          DATED AS OF DECEMBER 18, 1997
                        BY AND BETWEEN STORAGE TECHNOLOGY
                     CORPORATION AND INTERNATIONAL BUSINESS
                              MACHINES CORPORATION.

                       THIS MATERIAL IS BEING SUBMITTED IN
                          CONNECTION WITH A REQUEST FOR
                       CONFIDENTIAL TREATMENT PURSUANT TO
                         RULE 24b-2 UNDER THE SECURITIES
                            AND EXCHANGE ACT OF 1934



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April 28, 1998

[**]
Storage Technology Corporation
2270 South 88th Street
Louisville, Colorado 80028-0001


     Re:  Amendment No. 2
          OEM Agreement dated December 18, 1997 between International Business Machines Corporation and Storage Technology Corporation (the "OEM Agreement")

Dear [**]:

This letter is being sent to amend certain terms of the OEM Agreement. The following amendments are made to Section 6, i.e., Deliverables, Schedules and Adjustments, of Attachment 1 to Exhibit 3, i.e., the Statement of Work:

A.   The [**] Deliverable is replaced with the following.

                                [**] DELIVERABLE
                                 PDP DATE: [**]
                 SPECIFIED FUNCTIONS CONTAINING [**] DELIVERABLE

DELIVERABLE              TYPE       ESP DATE        VOLUME          ADJUSTMENT
-----------              ----       --------        ------          ----------
  [**]                   [**]        [**]            [**]              [**]


B. The volume date for PPRC - Remote Copy in the [**] Deliverable is changed from [**] to [**]. The adjustment level is changed from [**] to [**].

All other terms and conditions of the OEM Agreement that are unaffected by this amendment shall remain in full force and effect. If your company agrees with the foregoing, please indicate its acceptance by signing both copies of this letter, and returning them to me for IBM's execution.

Sincerely,

[**]

ACCEPTED AND AGREED TO:
                                                         INTERNATIONAL BUSINESS
STORAGE TECHNOLOGY                                       MACHINES CORPORATION
CORPORATION

[**]                                                     [**]